Exhibit 10.03

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER TWELVE
TO THE AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER TWELVE TO THE AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of February 1, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and Byram Healthcare (“Distributor”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Distributor previously entered into that certain Amended and Restated Non-Exclusive Distribution Agreement entered into by the Parties as of February 1, 2016 (as the same has been and may be amended from time to time, the “Agreement”);
WHEREAS, DexCom is offering Distributor the additional Products as set forth herein; and
WHEREAS, DexCom and Distributor desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Distributor agree as follows:

1.Section 4, Duties of Distributor.

a.The below subsections of Section 4 Duties of Distributor, are hereby deleted and replaced in their entirety with the following:

i.4.1.7    to comply with such good manufacturing and other practices as DexCom may reasonably specify in respect of storage, handling, distribution and sale of the Products. [******].

ii.4.1.21    to provide DexCom with [******] Product sales tracing reports consisting of transaction details in the format set out on Schedule 3. [******]-level tracings will be required for all Product SKUs, including [******]. A lag time of [******] day is acceptable. For example, the sales tracing report sent on the [******] day of the [******] will consist of transaction details for the [******] of the [******] as well as the trailing [******] days;

iii.4.1.28    to the extent Distributor is stocking Products, to provide, within [******] days of the beginning of each [******], a report detailing Distributor's [******]-end inventory balance of Products (which report shall be subject to the audit right in Section 6.1.8 below);

b.The below subsections of Section 4 Duties of Distributor, are hereby added to the Agreement:

i.4.1.29    to provide DexCom with a [******] forecast to be submitted by the [******] day of each [******].

ii.4.1.30    to provide DexCom with a [******] forecast to be submitted by the [******] day of each [******].

iii.4.1.31    to communicate with Dexcom [******];

iv.4.1.32    to participate in business reviews to review any issues at DexCom’s request.

2.Section 7, Prices and Terms.

a.The below subsections of Section 7 Prices and Terms, are hereby deleted and replaced in their entirety with the following:

i.7.1 The Prices for the Products will be as set out on Schedule 1. [******].

ii.7.2 The Products will be supplied [******] at which time risk of loss and title shall pass to the Distributor. [******].

iii.7.3 All invoices submitted by DexCom to the Distributor shall be payable within [******] days after the date of such invoice. [******].

b.The below subsection of Section 7 Prices and Terms, is hereby added to the Agreement:

i.7.8 Government Programs. [******].

3.Schedule 1, The Products and The Prices.

a.Schedule 1 of the Agreement is hereby deleted and replaced in its entirety and is updated to include the additional Products at the Prices listed therein.

b.All prior product and pricing Exhibits and Schedules under the Agreement and its amendments are now incorporated into Schedule 1. Accordingly, Exhibit 1, Schedule 1(b), and Schedule 1(c) are hereby deleted in their entirety.

4.Schedule 2, Ordering Methods and Acceptance Requirements. Schedule 2 of the Agreement is hereby deleted and replaced in its entirety with the Ordering Methods and Acceptance Requirements attached hereto on Schedule 2. As its now incorporated into Schedule 2, Schedule 4 is hereby deleted in its entirety.

5.Schedule 3, Sales Tracing Report Format. Schedule 3 of the Agreement is hereby amended and restated in its entirety as set forth in the Schedule 3 attached hereto.

6.Schedule 6, Inventory Data Report Format. Schedule 6, which is attached hereto, is hereby added to the Agreement.

7.No Further Modification. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		Distributor

By:	/s/ Jereme Sylvain	By:	/s/ Neel Vadhan
Name:	Jereme Sylvain	Name:	Neel Vadhan
Title:	EVP, Chief Financial Officer	Title:	VP, Purchasing
Date:	2/24/2023	Date:	2/24/2023

SCHEDULE 1
The Products and The Prices

SCHEDULE 2
Ordering Methods and Acceptance Requirements

SCHEDULE 3
Sales Tracing Data Report - DME Distributors

SCHEDULE 6
Inventory Data Report - DME Distributors